Exhibit 99.4

Hi-Crush Partners LP
Pro Forma Condensed Combined Balance Sheet as of December 31, 2016
and Pro Forma Condensed Combined Statements of Operations for
the Years Ended December 31, 2016, 2015 and 2014
(Unaudited)

HI-CRUSH PARTNERS LP
Index to Pro Forma Condensed Combined Financial Statements
(Unaudited)

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, unless otherwise noted)
(Unaudited)

On February 23, 2017, Hi-Crush Partners LP (together with its subsidiaries, the "Partnership", "we", "us" or "our") and Hi-Crush Augusta Acquisition Co. LLC, a wholly owned subsidiary of the Partnership ("Acquisition Co."), entered into a contribution agreement with Hi-Crush Proppants LLC (the "sponsor") to acquire all of the outstanding membership interests in Hi-Crush Whitehall LLC ("Whitehall"), the entity that owns the sponsor’s Whitehall facility, the remaining 2% equity interest in Hi-Crush Augusta LLC, and all of the outstanding membership interests in PDQ Properties LLC (together the "Other Assets"), for $140,000 in cash and up to $65,000 of contingent consideration over a two-year period. The Partnership completed this acquisition on March 15, 2017.
The following pro forma condensed combined balance sheet of Hi-Crush Partners LP presents the combined financial position of the Partnership as it may have appeared had the acquisition and related financings described above occurred on December 31, 2016. The pro forma condensed combined statements of operations of Hi-Crush Partners LP presents the combined results of operations of the Partnership as they may have appeared had the acquisition and related financings described above occurred on January 1, 2014.
The pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to present what the actual results of operations would have been had the transactions actually occurred on the dates indicated, nor does it purport to represent results of operations for any future period or financial position for any future date. These statements do not reflect any cost savings or other benefits that may be obtained among the operations of Hi-Crush Partners LP, Hi-Crush Whitehall LLC, and the Other Assets.
The pro forma condensed combined financial statements have been derived from and should be read together with the historical consolidated financial statements and notes of Hi-Crush Partners LP and the historical financial statements of Hi-Crush Whitehall LLC, both prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") for the years ended December 31, 2016, 2015 and 2014.
The pro forma condensed combined financial statements have been prepared on the basis that the Partnership is treated as a partnership for federal income tax purposes. The pro forma condensed combined financial statements should be read in conjunction with the notes accompanying these pro forma condensed combined financial statements and with the historical consolidated financial statements and related notes of the Partnership, as filed with the Securities and Exchange Commission.
On February 23, 2017, the Partnership also entered into a definitive agreement to acquire Permian Basin Sand Company, LLC ("Permian Basin Sand"), which owns a 1,226-acre frac sand reserve consisting of more than 55 million tons of 100 mesh frac sand. Permian Basin Sand is strategically positioned in the heart of the Permian Basin, located within 75 miles of significant Delaware and Midland Basin activity. On March 3, 2017, the Partnership completed the acquisition of Permian Basin Sand for total consideration of $200,000 in cash and 3,438,789 newly issued common units to the sellers, valued at $62,242 based on the closing price as of March 3, 2017. As of February 23, 2017, the acquisition of Permian Basin Sand constituted an asset acquisition that had not been consummated and therefore was not included in the accompanying pro forma condensed combined financial statements.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Balance Sheet as of December 31, 2016
(In thousands)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Whitehall LLC Historical	Other Assets (h)	Common Control Recast Adjustments		Hi-Crush Partners LP Recast	Pro Forma Adjustments		Hi-Crush Partners LP Pro Forma
Assets
Current assets:
Cash	$4,314	$207	$—	$—		$4,521	$140,000	(d)	$4,521
		—					(140,000)	(e)
Accounts receivable, net	52,834	—	—	—		52,834	—		52,834
Inventories	24,338	4,860	—	79	(a)	29,277	—		29,277
Prepaid expenses and other current assets	2,714	2	—	—		2,716	—		2,716
Total current assets	84,200	5,069	—	79		89,348	—		89,348
Property, plant and equipment, net	416,950	123,551	1,192	—		541,693	—		541,693
Goodwill and intangible assets, net	10,097	—	—	—		10,097	—		10,097
Equity method investments	10,232	—	—	—		10,232	—		10,232
Other assets	7,831	—	—	—		7,831	—		7,831
Total assets	$529,310	$128,620	$1,192	$79		$659,201	$—		$659,201
Liabilities and Partners' Equity
Current liabilities:
Accounts payable	$18,223	$1,041	$—	$—		$19,264	$—		$19,264
Accounts payable, related party, net	—	1,578	2	(1,580)	(b)	—	—		—
Accrued and other current liabilities	7,877	278	—	—		8,155	—		8,155
Due to sponsor	1,100	114,747	1,214	1,580	(b)	118,641	(115,961)	(c)	2,680
Current portion of long-term debt	2,962	—	—	—		2,962	—		2,962
Total current liabilities	30,162	117,644	1,216	—		149,022	(115,961)		33,061
Long-term debt	193,458	—	—	—		193,458	—		193,458
Asset retirement obligations	7,808	1,706	—	—		9,514	—		9,514
Other liabilities	5,000	—	—	—		5,000	14,000	(f)	19,000
Total liabilities	236,428	119,350	1,216	—		356,994	(101,961)		255,033
Commitments and contingencies
Partners'/Member capital and non-controlling interest:	292,882	9,270	(24)	79	(a)	302,207	115,961	(c)	404,168
							140,000	(d)
							(140,000)	(e)
							(14,000)	(f)
Total partners' equity	292,882	9,270	(24)	79		302,207	101,961		404,168
Total liabilities and partners' equity	$529,310	$128,620	$1,192	$79		$659,201	$—		$659,201

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2016
(In thousands, expect unit and per unit amounts)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Whitehall LLC Historical	Other Assets (h)	Common Control Recast Adjustments		Hi-Crush Partners LP Recast	Pro Forma Adjustments	Hi-Crush Partners LP Pro Forma
Revenues	$204,430	$8,275	$—	$(8,275)	(a)	$204,430	$—	$204,430
Cost of goods sold (excluding depreciation, depletion and amortization)	189,193	7,782	—	(8,667)	(a)	188,308	—	188,308
Depreciation, depletion and amortization	15,437	1,595	—	—		17,032	—	17,032
Gross profit (loss)	(200)	(1,102)	—	392		(910)	—	(910)
Operating costs and expenses:
General and administrative	33,198	2,290	14	—		35,502	—	35,502
Impairments and other expenses	34,025	—	—	—		34,025	—	34,025
Accretion of asset retirement obligations	369	61	—	—		430	—	430
Loss from operations	(67,792)	(3,453)	(14)	392		(70,867)	—	(70,867)
Other income (expense):
Interest expense	(13,341)	(312)	—	—		(13,653)	—	(13,653)
Net loss	(81,133)	(3,765)	(14)	392		(84,520)	—	(84,520)
(Income) loss attributable to non-controlling interest	99	—	(99)	—		—	—	—
Net loss attributable to Hi-Crush Partners LP	$(81,034)	$(3,765)	$(113)	$392		$(84,520)	$—	$(84,520)

Calculation of net loss per limited partner unit:
Limited partners' interest in net loss	$(81,313)							$(84,799)
Net loss per limited partner unit - basic and diluted (g)	$(1.64)							$(1.47)
Weighted average number of limited partner units outstanding - basic and diluted (g)	49,567,268							57,564,983

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2015
(In thousands, expect unit and per unit amounts)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Whitehall LLC Historical	Other Assets (h)	Common Control Recast Adjustments		Hi-Crush Partners LP Recast	Pro Forma Adjustments	Hi-Crush Partners LP Pro Forma
Revenues	$339,640	$33,217	$—	$(33,217)	(a)	$339,640	$—	$339,640
Cost of goods sold (excluding depreciation, depletion and amortization)	248,172	24,956	—	(33,503)	(a)	239,625	—	239,625
Depreciation, depletion and amortization	13,199	3,414	—	—		16,613	—	16,613
Gross profit	78,269	4,847	—	286		83,402	—	83,402
Operating costs and expenses:
General and administrative	24,890	2,910	11	—		27,811	—	27,811
Impairments and other expenses	25,659	—	—	—		25,659	—	25,659
Accretion of asset retirement obligations	336	58	—	—		394	—	394
Other operating income	(12,310)	—	—	—		(12,310)	—	(12,310)
Income (loss) from operations	39,694	1,879	(11)	286		41,848	—	41,848
Other income (expense):
Interest expense	(13,903)	(223)	—	—		(14,126)	—	(14,126)
Net income (loss)	25,791	1,656	(11)	286		27,722	—	27,722
(Income) loss attributable to non-controlling interest	(145)	—	145	—		—	—	—
Net income (loss) attributable to Hi-Crush Partners LP	$25,646	$1,656	$134	$286		$27,722	$—	$27,722

Calculation of net income per limited partner unit:
Limited partners' interest in net income	$26,954							$29,030
Net income per limited partner unit - basic (g)	$0.73							$0.65
Net income per limited partner unit - diluted (g)	$0.73							$0.64
Weighted average number of limited partner units outstanding - basic (g)	36,958,988							44,956,703
Weighted average number of limited partner units outstanding - diluted (g)	37,150,878							45,148,593

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2014
(In thousands, expect unit and per unit amounts)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Whitehall LLC Historical	Other Assets (h)	Common Control Recast Adjustments		Hi-Crush Partners LP Recast	Pro Forma Adjustments	Hi-Crush Partners LP Pro Forma
Revenues	$386,547	$23,705	$—	$(23,705)	(a)	$386,547	$—	$386,547
Cost of goods sold (excluding depreciation, depletion and amortization)	215,356	9,929	—	(23,106)	(a)	202,179	—	202,179
Depreciation, depletion and amortization	10,628	1,374	—	—		12,002	—	12,002
Gross profit	160,563	12,402	—	(599)		172,366	—	172,366
Operating costs and expenses:
General and administrative	26,451	1,587	—	—		28,038	—	28,038
Impairments and other expenses	—	11	—	—		11	—	11
Accretion of asset retirement obligations	246	19	—	—		265	—	265
Income (loss) from operations	133,866	10,785	—	(599)		144,052	—	144,052
Other income (expense):
Interest expense	(9,946)	(165)	—	—		(10,111)	—	(10,111)
Net income (loss)	123,920	10,620	—	(599)		133,941	—	133,941
(Income) loss attributable to non-controlling interest	(955)	—	955	—		—	—	—
Net income (loss) attributable to Hi-Crush Partners LP	$122,965	$10,620	$955	$(599)		$133,941	$—	$133,941

Calculation of net income per limited partner unit:
Limited partners' interest in net income	$103,244							$114,220
Net income per limited partner unit - basic (g)	$3.09							$2.76
Net income per limited partner unit - diluted (g)	$3.00							$2.61
Weighted average number of limited partner units outstanding - basic (g)	33,370,020							41,367,735
Weighted average number of limited partner units outstanding - diluted (g)	35,783,540							43,781,255

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Dollars in thousands, except as otherwise noted)

1. Basis of Pro Forma Presentation
On February 23, 2017, Hi-Crush Partners LP (together with its subsidiaries, the "Partnership", "we", "us" or "our") and Hi-Crush Augusta Acquisition Co. LLC, a wholly owned subsidiary of the Partnership ("Acquisition Co."), entered into a contribution agreement with Hi-Crush Proppants LLC (the "sponsor") to acquire all of the outstanding membership interests in Hi-Crush Whitehall LLC ("Whitehall"), the entity that owns the sponsor’s Whitehall facility, the remaining 2% equity interest in Hi-Crush Augusta LLC, and all of the outstanding membership interests in PDQ Properties LLC (together the "Other Assets"), for $140,000 in cash and up to $65,000 of contingent consideration over a two-year period (the "Whitehall Contribution"). The Partnership completed this acquisition on March 15, 2017.
The pro forma condensed combined financial statements of the Partnership are based on the audited historical consolidated balance sheet and audited historical statement of operations of the Partnership as of and for the year ended December 31, 2016. The pro forma condensed combined financial statements, include pro forma adjustments to give effect to the acquisition as described below as if it occurred on December 31, 2016 and January 1, 2014, respectively.
The Whitehall Contribution will be accounted for as a transaction between entities under common control whereby the acquired assets will be recorded at historical cost. As such, financial information presented in the "Hi-Crush Partners LP Historical" column will be retrospectively revised to give effect to the Whitehall Contribution as if the Partnership owned the acquired interests during the periods leading up to the Whitehall Contribution.
The pro forma condensed combined financial statements give effect to the acquisition as follows:

•	The common control nature of the transaction such that the historical financial statements are recast for presentation purposes;

•
The addition of Hi-Crush Whitehall LLC and PDQ Properties LLC and consolidation of their assets, liabilities, equity and related operations into the Partnership, and the acquisition of the remaining 2% equity interest in Hi-Crush Augusta LLC.

•	The presentation of the Whitehall Contribution as if it took place on January 1, 2014; and

•	The elimination of transactions entered into between the Partnership and the acquired interests.
The pro forma condensed combined financial statements give effect to the acquisition as follows:

•
The acquisition price of $140,000 of cash consideration and up to $65,000 of contingent consideration. The cash consideration was financed with net proceeds from a common unit offering, at a unit price of $17.505.

No amounts have been included for estimated costs to be incurred to achieve savings or other benefits of the transactions. Similarly, the pro forma condensed combined financial statements do not reflect any cost savings or other benefits that may be obtained through synergies among the operations of the Partnership, Whitehall, and the Other Assets.
On February 23, 2017, the Partnership also entered into a definitive agreement to acquire Permian Basin Sand Company, LLC ("Permian Basin Sand"), which owns a 1,226-acre frac sand reserve consisting of more than 55 million tons of 100 mesh frac sand. Permian Basin Sand is strategically positioned in the heart of the Permian Basin, located within 75 miles of significant Delaware and Midland Basin activity. On March 3, 2017, the Partnership completed the acquisition of Permian Basin Sand for total consideration of $200,000 in cash and 3,438,789 newly issued common units to the sellers, valued at $62,242 based on the closing price as of March 3, 2017. As of February 23, 2017, the acquisition of Permian Basin Sand constituted an asset acquisition that had not been consummated and therefore was not included in the accompanying pro forma condensed combined financial statements.

HI-CRUSH PARTNERS LP
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Dollars in thousands, except as otherwise noted)

2. Pro Forma Adjustments and Assumptions
The pro forma condensed combined financial statements have been prepared to reflect the acquisition of Whitehall and the Other Assets by the Partnership and the related financings as if it had occurred on December 31, 2016 and January 1, 2014, respectively. Pro forma adjustments included in the pro forma condensed combined financial statements were as follows:

(a)
To eliminate sales transactions by Whitehall to the Partnership during the period, including the impact of any intercompany margin maintained in inventory at period end. The Whitehall facility was completed in September 2014, at which time it commenced operations and made its first sales to the Partnership.

(b)
Reclassification and elimination of intercompany and affiliate balances between the Partnership and sponsor upon combination. Balances consist of outstanding amounts for management fees and other affiliate activities during the period.

(c)	To recognize a non-cash capital contribution attributable to accumulated advances from sponsor into capital.

(d)	To record estimated net proceeds from a public offering common units, which will be used to fund the cash portion of the Whitehall Contribution.

(e)	To record the cash payment to the sponsor for the Whitehall Contribution and related reduction of partners' capital.

(f)
To account for contingent consideration payable to the sponsor and the related reduction of partners’ capital. Under the terms of the Contribution Agreement, the Partnership may pay up to $20,000 in cash for each of the fiscal year periods ending December 31, 2017 and 2018 if certain levels of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), as defined by the Partnership, are achieved in each of the aforementioned periods. Additional consideration of $25,000 may be payable if the cumulative two-year Adjusted EBITDA level is met. Achievement of these threshold levels of Adjusted EBITDA will be dependent on the quantity of volumes sold and related prices, forecasted at levels above the current market environment. The Partnership’s ability to meet such thresholds will be affected by events and circumstances beyond its control. If market or other economic conditions remain the same or deteriorate, the threshold may not be met. If thresholds are not attained during each of the contingency periods, no payment will be owed to the sponsor.

For purposes of preparing the pro forma combined condensed balance sheet, the preliminary fair value of the contingent consideration has been estimated to be $14,000. As a common control transaction, accounting standards require that the contingent consideration be recorded at fair value at the date of acquisition and adjusted against equity during subsequent reporting dates when any payments are made. The fair value analysis was completed at the time of closing the Whitehall Contribution, using a probability based model measuring the likelihood of meeting the Adjusted EBITDA thresholds. Key inputs relative to the valuation include, but are not limited to, volumes sold, pricing, projected financial results of the Partnership, discount rates and timing of the payments, amongst others.
A 10% increase or decrease in the achievement of Adjusted EBITDA for the measurement periods could result in a range of potential payments under these arrangements which could differ from the estimated fair value of the liabilities currently reflected in the accompanying financial statements.  The following table outlines the fair value reflected in the financial statements, the range of minimum and maximum undiscounted payments, and a sensitivity calculation of what the current fair value would be based on achieving Adjusted EBITDA levels 10% above or below the Partnership’s current forecasted results.  Based on the significant estimates and assumptions included in the analysis, actual results could differ from these estimates.

		Undiscounted Payments		Sensitivity Analysis
Transaction	Carrying Value of Liability	Minimum	Maximum	-10% Adjusted EBITDA	+10% Adjusted EBITDA
Whitehall Contribution	$14,000	$—	$65,000	$10,000	$29,000

(g)
Earnings per unit assumes 7,997,715 common units issued in the public offering at a discounted price of $17.505, resulting in total cash consideration of $140,000, which was used to fund the cash portion of the Whitehall Contribution.

HI-CRUSH PARTNERS LP
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Dollars in thousands, except as otherwise noted)

(h)	This column represents the remaining 2% equity interest in Hi-Crush Augusta LLC and all of the outstanding membership interests in PDQ Properties LLC (together the "Other Assets").

3. Pro Forma Net Income Per Limited Partner Unit
Pro forma net income per limited partner unit is determined by dividing the pro forma net income available to the Partnership's unitholders by the number of limited partnership units that would have been outstanding if the acquisition had taken place on January 1, 2014. All of the aforementioned 7,997,715 common units were assumed to have been outstanding during the entire period presented.
The following table outlines our basic weighted average limited partner units outstanding during the relevant periods:

	Year ended December 31,
	2016	2015	2014
Historical common units outstanding - basic	49,567,268	36,958,988	33,370,020
Common units issued to fund Whitehall Contribution	7,997,715	7,997,715	7,997,715
Pro Forma common units outstanding - basic	57,564,983	44,956,703	41,367,735
The following table outlines our diluted weighted average limited partner units outstanding during the relevant periods:

	Year ended December 31,
	2016	2015	2014
Historical common units outstanding - diluted	49,567,268	36,958,988	33,370,020
Potentially dilutive common units	—	191,890	2,413,520
Common units issued to fund Whitehall Contribution	7,997,715	7,997,715	7,997,715
Pro Forma common units outstanding - diluted	57,564,983	45,148,593	43,781,255
The following table provides a reconciliation of the limited partners’ interest in net income (loss) as previously reported on a historical basis for the years ended December 31, 2016, 2015 and 2014 (in thousands), to the pro forma amounts of net income (loss) that would be have been attributable to the limited partners if the Whitehall Contribution had taken place on January 1 of the respective fiscal year.

	Year Ended December 31,
	2016	2015	2014
Limited partners interest in net income (loss) on a historical basis	$(81,313)	$26,954	$103,244
Recast income (losses) attributable to Whitehall and Other Assets	(3,486)	2,076	10,976
Limited partners interest in net income (loss) on a pro forma basis	$(84,799)	$29,030	$114,220